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                                                                     Exhibit 4.1


                               RESOUND CORPORATION

                             1988 STOCK OPTION PLAN

                        As amended through April 18, 1996

         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

                  Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

        2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "Applicable Laws" shall have the meaning set forth in
Section 4(a) below.

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                  (f) "Common Stock" shall mean the Common Stock of the Company.

                  (g) "Company" shall mean ReSound Corporation, a California corporation.

                  (h) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (i) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is


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guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

                  (j) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (m) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (n) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

                  (o) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

                  (p) "Option" shall mean a stock option granted pursuant to the Plan.

                  (q) "Optioned Stock" shall mean the Common Stock subject to an Option.

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                  (r) "Optionee" shall mean an Employee or Consultant who
receives an Option.

                  (s) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (t) "Plan" shall mean this 1988 Stock Option Plan.

                  (u) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (v) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       Stock Subject to the Plan.  Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 5,850,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

         4.       Administration of the Plan.

                  (a)      Composition of Administrator.

                           (i) Multiple Administrative Bodies. If permitted by
Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto, as in effect at the time that discretion is being exercised with respect to the Plan ("Rule 16b-3"), and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to directors, officers who are not directors and Employees who are neither directors nor officers.

                           (ii) Administration with respect to Directors and
Officers. With respect to grants of Options to Employees or Consultants who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and
Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (I) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan,
(II) in such a manner as to qualify grants of Options to Named Executives as


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performance-based compensation under Section 162(m) of the Code and (III) in such a manner as to satisfy the Applicable Laws.

                           (iii) Administration with respect to Other Persons.
With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                           (iv) General. Once a Committee has been appointed
pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(l) of the Plan;

                           (ii) to select the officers, Consultants and
Employees to whom Options may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
are granted hereunder;

                           (iv) to determine the number of shares of Common
Stock to be covered by each such award granted hereunder;

                           (v) to approve forms of agreement for use under the
Plan;

                           (vi) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                           (vii) to determine whether, to what extent and under
what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be


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deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

                           (viii) to reduce the exercise price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                  (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5.       Eligibility.

                  (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting


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power of all classes of stock of the Company or any Parent or
Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of shares which may be granted under options to any employee under this Plan for any fiscal year of the Company shall be 750,000.

         9.       Option Exercise Price and Consideration.

                  (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                           (i)      In the case of an Incentive Stock Option

                                    (A) granted to an Employee who, at the time
of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

                                    (B) granted to any Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii)     In the case of a Nonstatutory Stock Option

                                    (A) granted to a person who, at the time of
the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant;

                                    (B) granted to a person who, at the time of
the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant;

                                    (C) granted to any person other than a Named
Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                           (iii)    In the case of an Option granted on or after
the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

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                  (b)      The consideration to be paid for the Shares to be
issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
(2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         10.      Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

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                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.


                  (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (d)      Death of Optionee.   In the event of the death of an
Optionee:

                           (i)      during the term of the Option who is at the
time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in continuous status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

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                           (ii)     within thirty (30) days  (or such other
period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that had accrued at the date of termination.

                  (e)      Rule 16b-3. Options granted to persons subject to
Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         11. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 11.

         12. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the


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Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

         13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         14.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

                           (i) any increase in the number of Shares subject to
                  the Plan, other than in connection with an adjustment under
                  Section 11 of the Plan;

                           (ii) any change in the designation of the class of
                  persons eligible to be granted Options;

                           (iii) any change in the limitation on grants to
                  employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

                           (iv) if the Company has a class of equity securities
                  registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

                  (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under
Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 17 of the Plan.

                  (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and


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effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         16.      Reservation of Shares.   The Company, during the term of this
Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17.      Option Agreement.   Options shall be evidenced by written
option agreements in such form as the Board shall approve.

         18.      Shareholder Approval.

                  (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.

                  (b) If such shareholder approval is obtained at a duly held shareholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such shareholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 422 of the Code.

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                  (c)      In the event that the Company registers any class of
equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                  (d) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 17(c) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                           (i)      furnish in writing to the holders entitled
to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                           (ii)     file with, or mail for filing to, the
Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

         19. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                               RESOUND CORPORATION

                                 NOTICE OF GRANT
                  (with New Employee Vesting Schedule included)

NAME OF OPTIONEE:                          GRANT DATE:

         You have been granted an option to purchase Common Stock of ReSound Corporation (the "Company") as follows:

         Date of Grant:
         Vesting Commencement Date:
         Exercise Price Per Share:
         Total Number of Shares Granted:
         Total Price of Shares Granted:
         Type of Option:                   ____ Incentive Stock Option
                                           ____ Nonstatutory Stock Option
         Term/Expiration Date:             End of Termination Period or 5 years from the Date of Grant, whichever is earlier.

EXERCISE SCHEDULE

         This Option shall vest and be exercisable cumulatively as follows: At the end of six (6) months from the Vesting Commencement Date, 1/8th of the total number of shares subject to this Option shall vest and this Option shall become exercisable for such shares; at the end of each one-month period thereafter, 1/48th of the total number of shares subject to this Option shall vest and this Option shall become exercisable for such shares plus any shares previously vested but unpurchased.

TERMINATION PERIOD

         The Option may be exercised for thirty (30) days (or, in the case of a Nonstatutory Stock Option, such other period of time not exceeding six (6) months as is determined by the Board) after termination of your employment or consulting relationship with the Company except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

INCORPORATION OF STOCK OPTION PLAN AND OPTION AGREEMENT

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1988 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

RESOUND CORPORATION                                  OPTIONEE:

By:___________________________________________       ___________________________
         Peter Riepenhausen                          OPTIONEE
Title:   President and Chief Executive Officer

                               RESOUND CORPORATION

                             STOCK OPTION AGREEMENT



         1. Grant of Option. ReSound Corporation, a California corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1988 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

            If designated an Incentive Stock Option in the Notice of Grant, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

         2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Sections 8 and 9 of the Plan as follows:

            (i) Right to Exercise.

                (a) This Option may not be exercised for a fraction of a share.

                (b) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in Section 2(i)(c) and (d).

                (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

                (d) If designated an Incentive Stock in the Notice of Grant, in the event that this Option becomes exercisable at a time or times which, when this Option is aggregated with all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the Date of Grant of the option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year, the amount in excess of $100,000 shall be treated as a Nonstatutory Stock Option, pursuant to Section 5 of the Plan.

                If designated an Incentive Stock Option in the Notice of Grant, in no event may this Option become exercisable at a time or times which, when this Option is aggregated with all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during the calendar year.

            (ii) Method of Exercise.

                 (a) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                 (b) As a condition to the exercise of this Option, the Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

                 (c) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

         4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of the
Optionee: (i) cash; (ii) check; (iii) surrender of other shares of Common Stock of the Company which (a) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or (iv) if there is a public market for the Shares and they are registered under the Securities Act of 1933, as amended, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

         5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. Termination of Relationship. In the event of termination of Optionee's Continuous Status as an Employee or Consultant (as the case may be), Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Grant, the Option shall terminate.

         7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's Continuous Status as an Employee (or Consultant in the case of a Nonstatutory Stock Option) as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months (or, in the case of a Nonstatutory Stock Option, such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

         8. Death of Optionee.  In the event of the death of Optionee:

            (i) during the term of this Option and while an Employee (or Consultant in the case of a Nonstatutory Stock Option) of the Company and having been in Continuous Status as an Employee (or Consultant) since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee (or Consultant) three (3) months after the date of death, subject to the limitation contained in Section 2(i)(d) above in the case of an Incentive Stock Option; or

            (ii) within thirty (30) days (or, in the case of a Nonstatutory Stock Option, such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Optionee's Continuous Status as an Employee (or Consultant), the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by the Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         10. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         11. No Additional Employment Rights. Optionee understands and agrees that the vesting of Shares pursuant to the Exercise Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         12. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

             (i) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

             (ii) Exercise of Nonqualified Stock Option. If this Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

             (iii) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (1) fair market value of the Shares on the date of exercise, or (2) the sales proceeds, over the Exercise Price.

             (iv) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee in this Agreement is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after transfer of such Shares to the Optionee upon exercise of the ISO, the Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

         13. Signature. This Stock Option Agreement shall be deemed executed by the Company and the Optionee upon execution by such parties of the Notice of Grant attached to this Stock Option Agreement.

                                    EXHIBIT A

                               NOTICE OF EXERCISE


To:               ReSound Corporation

Attn:             Secretary

Subject:          Notice of Intention to Exercise Stock Option

         This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of ReSound Corporation Common Stock, under and pursuant to the Company's 1988 Stock Option Plan, as amended, and the Stock Option Agreement dated _______________, as follows:

         Grant Number:                          ________________________________

         Number of Shares:                      ________________________________

         Vesting Commencement
         Date:                                  ________________________________

         Date of Purchase:                      ________________________________

         Purchase Price:                        ________________________________

         Social Security No.:                   ________________________________

         The shares should be issued as follows:

                  Name:   ________________________________

                  Address:________________________________

                          ________________________________

                          ________________________________
                  Signed:
                          ________________________________
                  Date:
                          ________________________________

                               RESOUND CORPORATION

                                 NOTICE OF GRANT
              (with Continuing Employee Vesting Schedule included)

NAME OF OPTIONEE:                           GRANT DATE

         You have been granted an option to purchase Common Stock of ReSound Corporation (the "Company") as follows:

         Date of Grant:
         Vesting Commencement Date:
         Exercise Price Per Share:
         Total Number of Shares Granted:
         Total Price of Shares Granted:
         Type of Option:                         ___ Incentive Stock Option
                                                 ___ Nonstatutory Stock Option
         Term/Expiration Date:                   End of Termination Period or 5 years from the Date of Grant, whichever is earlier.

EXERCISE SCHEDULE

         This Option shall vest and be exercisable cumulatively as follows: At the end of each one-month period following the Vesting Commencement Date, 1/48th of the total number of shares subject to this Option shall vest and this Option shall become exercisable for such shares plus any shares previously vested but unpurchased.

TERMINATION PERIOD

         The Option may be exercised for thirty (30) days (or, in the case of a Nonstatutory Stock Option, such other period of time not exceeding six (6) months as is determined by the Board) after termination of your employment or consulting relationship with the Company except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

INCORPORATION OF STOCK OPTION PLAN AND OPTION AGREEMENT

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1988 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

RESOUND CORPORATION                              OPTIONEE:

By:__________________________________________    ______________________________
                                                 OPTIONEE
Title:  President and Chief Executive Officer

                               RESOUND CORPORATION

                             STOCK OPTION AGREEMENT

         1. Grant of Option. ReSound Corporation, a California corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1988 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

                  If designated an Incentive Stock Option in the Notice of Grant, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

         2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Sections 8 and 9 of the Plan as follows:

                  (i) Right to Exercise.

                           (a) This Option may not be exercised for a fraction
of a share.

                           (b) In the event of Optionee's death, disability or
other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in Section 2(i)(c) and (d).

                           (c) In no event may this Option be exercised after
the date of expiration of the term of this Option as set forth in the Notice of Grant.

                           (d) If designated an Incentive Stock Option
in the Notice of Grant, in the event that this Option becomes exercisable at a time or times which, when this Option is aggregated with all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the Date of Grant of the option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year, the amount in excess of $100,000 shall be treated as a Nonstatutory Stock Option, pursuant to Section 5 of the Plan.

                  (ii) Method of Exercise.

                           (a) This Option shall be exercisable by delivering to
the Company a written notice of exercise (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                           (b) As a condition to the exercise of this Option,
the Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

                           (c) No Shares will be issued pursuant to the exercise
of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

         4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of the
Optionee: (i) cash; (ii) check; (iii) surrender of other shares of Common Stock of the Company which (a) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or (iv) if there is a public market for the Shares and they are registered under the Securities Act of 1933, as amended, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

         5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. Termination of Relationship. In the event of termination of Optionee's Continuous Status as an Employee or Consultant (as the case may be), Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Grant, the Option shall terminate.

         7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's Continuous Status as an Employee (or Consultant in the case of a Nonstatutory Stock Option) as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months (or, in the case of a Nonstatutory Stock Option, such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

         8. Death of Optionee. In the event of the death of Optionee:

                   (i) during the term of this Option and while an Employee (or Consultant in the case of a Nonstatutory Stock Option) of the Company and having been in Continuous Status as an Employee (or Consultant) since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee (or Consultant) three (3) months after the date of death, subject to the limitation contained in Section 2(i)(d) above in the case of an Incentive Stock Option; or

                  (ii) within thirty (30) days (or, in the case of a Nonstatutory Stock Option, such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Optionee's Continuous Status as an Employee (or Consultant), the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by the Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         10. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         11. No Additional Employment Rights. Optionee understands and agrees that the vesting of Shares pursuant to the Exercise Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         12. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                   (i) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

                  (ii) Exercise of Nonqualified Stock Option. If this Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                 (iii) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (1) fair market value of the Shares on the date of exercise, or (2) the sales proceeds, over the Exercise Price.

                           (iv) Notice of Disqualifying Disposition of ISO
Shares. If the Option granted to Optionee in this Agreement is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after transfer of such Shares to the Optionee upon exercise of the ISO, the Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

         13. Signature. This Stock Option Agreement shall be deemed executed by the Company and the Optionee upon execution by such parties of the Notice of Grant attached to this Stock Option Agreement.

                                    EXHIBIT A

                               NOTICE OF EXERCISE


To:               ReSound Corporation

Attn:             Secretary

Subject:          Notice of Intention to Exercise Stock Option



         This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of ReSound Corporation Common Stock, under and pursuant to the Company's 1988 Stock Option Plan, as amended, and the Stock Option Agreement dated _______________, as follows:

         Grant Number:                         ________________________________

         Number of Shares:                     ________________________________

         Vesting Commencement
         Date:                                 ________________________________

         Date of Purchase:                     ________________________________

         Purchase Price:                       ________________________________

         Social Security No.:                  ________________________________

         The shares should be issued as follows:

                  Name:_____________________________________

                  Address:__________________________________

                          __________________________________

                          __________________________________

                  Signed:___________________________________

                  Date:_____________________________________

                               RESOUND CORPORATION

                                 NOTICE OF GRANT
                 (with Replenishment Vesting Schedule included)

NAME OF OPTIONEE:                           GRANT DATE

         You have been granted an option to purchase Common Stock of ReSound Corporation (the "Company") as follows:


         Date of Grant:
         Vesting Commencement Date:
         Exercise Price Per Share:
         Total Number of Shares Granted:
         Total Price of Shares Granted:
         Type of Option:                                      ___ Incentive Stock Option
                                                              ___ Nonstatutory Stock Option
         Term/Expiration Date:                                End of Termination Period or 5 years from the Date of Grant, whichever is earlier.

EXERCISE SCHEDULE

         This Option shall vest and be exercisable cumulatively in accordance with the Vesting Schedule set forth below:

         At the end of each one-month period following the Vesting Commencement Date, _______________ of the total number of shares subject to this Option shall vest and this Option shall become exercisable for such shares plus any shares previously vested but unpurchased.

TERMINATION PERIOD

         The Option may be exercised for thirty (30) days (or, in the case of a Nonstatutory Stock Option, such other period of time not exceeding six (6) months as is determined by the Board) after termination of your employment or consulting relationship with the Company except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

INCORPORATION OF STOCK OPTION PLAN AND OPTION AGREEMENT

         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1988 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

RESOUND CORPORATION                              OPTIONEE:

By:__________________________________________    ______________________________
                                                 OPTIONEE
Title:  President and Chief Executive Officer

                               RESOUND CORPORATION

                             STOCK OPTION AGREEMENT


         1. Grant of Option. ReSound Corporation, a California corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1988 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

                  If designated an Incentive Stock Option in the Notice of Grant, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

         2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Sections 8 and 9 of the Plan as follows:

                  (i) Right to Exercise.

                           (a) This Option may not be exercised for a fraction
of a share.

                           (b) In the event of Optionee's death, disability or
other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in Section 2(i)(c) and (d).

                           (c) In no event may this Option be exercised after
the date of expiration of the term of this Option as set forth in the Notice of Grant.

                           (d) If designated an Incentive Stock Option in the
Notice of Grant, in the event that this Option becomes exercisable at a time or times which, when this Option is aggregated with all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the Date of Grant of the option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year, the amount in excess of $100,000 shall be treated as a Nonstatutory Stock Option, pursuant to Section 5 of the Plan.

                  (ii) Method of Exercise.

                           (a) This Option shall be exercisable by delivering to
the Company a written notice of exercise (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                           (b) As a condition to the exercise of this Option,
the Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

                           (c) No Shares will be issued pursuant to the exercise
of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         3. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

         4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of the
Optionee: (i) cash; (ii) check; (iii) surrender of other shares of Common Stock of the Company which (a) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or (iv) if there is a public market for the Shares and they are registered under the Securities Act of 1933, as amended, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

         5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. Termination of Relationship. In the event of termination of Optionee's Continuous Status as an Employee or Consultant (as the case may be), Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Grant, the Option shall terminate.

         7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's Continuous Status as an Employee (or Consultant in the case of a Nonstatutory Stock Option) as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months (or, in the case of a Nonstatutory Stock Option, such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

         8. Death of Optionee. In the event of the death of Optionee:

                 (i) during the term of this Option and while an Employee (or Consultant in the case of a Nonstatutory Stock Option) of the Company and having been in Continuous Status as an Employee (or Consultant) since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee (or Consultant) three (3) months after the date of death, subject to the limitation contained in Section 2(i)(d) above in the case of an Incentive Stock Option; or

                (ii) within thirty (30) days (or, in the case of a Nonstatutory Stock Option, such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Optionee's Continuous Status as an Employee (or Consultant), the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by the Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         10. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         11. No Additional Employment Rights. Optionee understands and agrees that the vesting of Shares pursuant to the Exercise Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         12. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (i) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

                  (ii) Exercise of Nonqualified Stock Option. If this Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  (iii) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (1) fair market value of the Shares on the date of exercise, or (2) the sales proceeds, over the Exercise Price.

                  (iv) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee in this Agreement is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after transfer of such Shares to the Optionee upon exercise of the ISO, the Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

         13. Signature. This Stock Option Agreement shall be deemed executed by the Company and the Optionee upon execution by such parties of the Notice of Grant attached to this Stock Option Agreement.

                                    EXHIBIT A

                               NOTICE OF EXERCISE



To:               ReSound Corporation

Attn:             Secretary

Subject: Notice of Intention to Exercise Stock Option


         This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of ReSound Corporation Common Stock, under and pursuant to the Company's 1988 Stock Option Plan, as amended, and the Stock Option Agreement dated _______________, as follows:

         Grant Number:              ________________________________

         Number of Shares:          ________________________________

         Vesting Commencement
         Date:                      ________________________________

         Date of Purchase:          ________________________________

         Purchase Price:            ________________________________

         Social Security No.:       ________________________________

         The shares should be issued as follows:

                  Name:      ______________________________

                  Address:   ______________________________

                             ______________________________

                             ______________________________

                  Signed:    ______________________________

                  Date:      ______________________________